UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2006

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1440 Corporate Drive, Irving, TX 75038

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 819-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished under Item 2.02 of Form 8-K: Press release by EFJ, Inc. announcing an update of previous forward-looking earnings guidance relating to its full fiscal year 2006, as presented in the Company’s news release dated July 6, 2006.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01. EXHIBITS.

(c)	The following is a list the exhibit filed herewith.

99.1	News release of EFJ, Inc. issued on July 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: July 6, 2006	By:	/s/ Jana Ahlfinger Bell
Jana Ahlfinger Bell
Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

99.1	News release of EFJ, Inc. issued on July 6, 2006.